Exhibit 3.151

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “INTERSTATE WASTE SERVICES OF PENNSYLVANIA, LLC”, CHANGING ITS NAME FROM “INTERSTATE WASTE SERVICES OF PENNSYLVANIA, LLC” TO “ADVANCED DISPOSAL SERVICES SHIPPENSBURG, LLC”, FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF JULY, A.D. 2013, AT 3:04 O’CLOCK P.M.

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company:

INTERSTATE WASTE SERVICES OF PENNSYLVANIA, LLC

2.	The Certificate of Formation of the limited liability company is hereby amended as follows:

The name of the limited liability company is:

ADVANCED DISPOSAL SERVICES SHIPPENSBURG, LLC

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 19th day of July, A.D. 2013.

PENNSYLVANIA DEPARTMENT OF STATE

BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Articles of Amendment-Domestic Corporation

(15 Pa.C.S.)

☒ Business Corporation (§ 1915)

☐ Nonprofit Corporation (§ 5915)

Fee: $70

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1. The name of the corporation is:

INTERSTATE WASTE SERVICES OF WESTERN PENNSYLVANIA, INC.

2. The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to comet the following information on to confirm to the records of the Department):

(a)	Number end Street City State Zip County

(b)	Name of Commercial Registered Office Provider

c/o CT Corporation System     County Dauphin

3. The statute by or under which it was incorporated: PA Business Law of 1988 as amended

4. The date of its Incorporation: 11/23/2004

5. Check and if appropriate complete, one of the following:

☒ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☐ The amendment shall be effective on:              at

6. Check one of the following:

☐ The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(e).

☒ The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914(c) or § 5914(e).

7. Check, and if appropriate, complete one of the following:

☒ The amendment adopted by the corporation, set forth in full, is as follows:

The name of the corporation is:

ADVANCED DISPOSAL SERVICES SOMERSET, INC.

☐ The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8. Check if the amendment restates the Articles:

☐ The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 19th day of July, 2013.

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

NOVEMBER 2, 2012

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

Interstate Waste Services of Western Pennsylvania, Inc.

I, Carol Aichele, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct copy of

1 ARTICLES OF INCORPORATION filed on November 23, 2004

2 ARTICLES OF AMENDMENT-BUSINESS filed on September 3, 2010

3 CHANGE OF REGISTERED OFFICE—Domestic filed on October 25, 2012 which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.

ARTICLES OF INCORPORATION-FOR PROFIT

OF

GALLUCCI SANITATION, INC.

☒	Business Stock (15Pa.C.S.1306) __Professional (15Pa.C.S.2903)

☐	Business Nonstock (15Pa.C.S.2102) __Management (15Pa.C.S.2702)

☐	Business-Statutory Close (Pa.C.S.2303) __Insurance (15Pa.C.S.3101)

☐	Cooperative (15Pa.C.S.7102)

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby, state(s) that:

1. The name of the corporation is: GALLUCCI SANITATION, INC.

2. The address of this corporation’s initial registered office in this Commonwealth or name of its commercial registered office provider and the county of venue is:

Sylvester Scaletta II, CPA

121 Langhorne Avenue

Johnstown, Pa 15904

Cambria County

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4. The aggregate number of shares authorized is: 10000 at 1.00 par value

5. The name and address, including number and street, if any, of each incorporator is:

Corporation Service Company

2704 Commerce Drive, Suite B

Harrisburg, PA 17110

6. The specified effective date, if any, is:

7. Additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet.

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

Articles of Amendment-Domestic Corporation

(15 Pa.C.S.)

☐ Business Corporation (§ 1915)

☐ Nonprofit Corporation (§ 5915)

Fee: $70

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that

1. The name of the corporation is: GALLUCCI SANITATION, INC.

2. The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number of Street	City	State	Zip	County

121 Langhorne Ave	Johnstown	PA	15904	Cambria

(b) Name of Commercial Registered Office Provider				County

3. The statute by or under which it was incorporated: PA Business Law of 1988 as amended

4. The date of its incorporation: 11/23/2004

5. Check, and if appropriate complete, one of the following:

☑ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☐ The amendment shall be effective on:              at

6. Check one of the following:

☐ The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a).

☑ The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c) or § 5914(b).

7. Check, and if appropriate, complete one of the following:

☑ The amendment adopted by the corporation, set forth in full, is as follows:

The name of the corporation is: Interstate Waste Services of Western Pennsylvania, Inc.

The Registered Agent is now: Corporation Service Company, Dauphin County

☐ The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8. Check if the amendment restates the Articles:

☐ The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment signed by a duly authorized officer thereof this 1st day of September, 2010.

PENNSYLVANIA DEPARTMENT OF STATE

BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Statement of Change of Registered Office (15 Pa.C.S.)

☒    Domestic Business Corporation (§ 1507)

☐    Foreign Business Corporation (§ 4144)

☐    Domestic Nonprofit Corporation (§ 5507)

☐    Foreign Nonprofit Corporation (§ 6144)

☐    Domestic Limited Partnership (§ 8506)

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is: Interstate Waste Services of Western Pennsylvania, Inc.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)	Number and street City State Zip County

(b)	Name of Commercial Registered Officer Provider County

c/o: CORPORATION SERVICE COMPANY         Dauphin

3. Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and street     City     State     Zip     County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o: C T Corporation System Dauphin

Name of Commercial Registered Office Provider     County

4. Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Statement of Change of Registered Office to be signed by a duly authorized officer thereof this 25th day of October, 2012.